Exhibit 10.2

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (“this Amendment”) dated as of May 21, 2004 (the “Effective Date”), is entered into by and among ALFA CORPORATION, a Delaware corporation (“ALFA”), ALFA FINANCIAL CORPORATION, an Alabama corporation (“Financial”), ALFA LIFE INSURANCE CORPORATION, an Alabama corporation (“Life”), ALFA INSURANCE CORP., an Alabama corporation (“AIC”), ALFA GENERAL INSURANCE CORP., an Alabama corporation (“General”; ALFA, Financial, Life, AIC and General are sometimes together referred to as the “Initial Participating Entities”; ALFA and the Initial Participating Entities, together with all entities that hereafter become Participating Entities, being hereafter sometimes together referred to as the “Borrowers”), AMSOUTH BANK, an Alabama banking corporation (“AmSouth”), and the various lenders identified on the signature pages hereto (collectively, with all other persons that may from time to time hereafter become Lenders under the Credit Agreement (as defined below) by execution of an Assignment and Acceptance, the “Lenders”) and AMSOUTH BANK, in its capacity as Agent for the Lenders (the “Agent”).

Recitals

A. The Borrowers, the Lenders and the Agent have previously entered into that certain Third Amended and Restated Credit Agreement dated May 23, 2003 (together with any and all amendments thereto, the “Credit Agreement”). Capitalized terms not otherwise herein defined shall have the meanings given them in the Credit Agreement.

B. The Borrowers have requested and the Lenders and the Agent have agreed to enter into certain amendments to the Credit Agreement, as set forth herein.

Agreement

NOW, THEREFORE, in consideration of the foregoing recitals and in further consideration of the mutual agreements set forth herein, the Borrowers, the Lenders and the Agent hereby agree as follows, with such agreements to become effective as of the Effective Date:

1. Recitals. The recitals hereinabove are hereby incorporated by this reference as if fully set forth herein.

2. Rules of Construction. This Amendment is subject to the rules of construction set forth in Section 1.2 of the Credit Agreement.

3. Representations and Warranties of Borrowers. The Borrowers represent and warrant to the Lenders and the Agent as follows:

(a) Representations and Warranties in Credit Documents. All of the representations and warranties set forth in the Credit Documents are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date.

(b) No Default. As of the Effective Date, the Borrowers are in compliance in all material respects with all the terms and provisions set forth in the Credit Documents on its part to be observed or performed, and, no Event of Default, nor any event that upon notice or lapse of time or both would constitute such an Event of Default, has occurred and is continuing.

(c) Organizational Documents. The articles of incorporation and bylaws of the Borrowers have not been modified or amended since May 21, 2003.

4. Amendments to Credit Agreement.

(a) The cover page of the Credit Agreement is hereby amended to read, in its entirety, as set forth on the Revised Cover Page attached hereto as Exhibit A and made a part hereof.

(b) In the opening paragraph of the Credit Agreement, the phrase “and the various lenders identified on the signature pages hereto” is hereby replaced with the phrase “and the various lenders identified on the signature pages to that certain First Amendment hereto dated as of May 21, 2004”.

(c) The following capitalized terms set forth in Section 1.1 of the Credit Agreement are hereby amended to read, in their entirety, as follows:

“Maturity Date” means May 20, 2005.

“Revolving Credit Commitment” means, with respect to any Lender at any time, the obligations of such Lender to make Committed Loans pursuant to Section 2.7 hereof in the amount set forth under such Lender’s name on its signature page to that certain First Amendment to Third Amended and Restated Credit Agreement dated as of May 21, 2004 adjacent to the caption “Revolving Credit Commitment” or if such Lender has entered into one or more Assignment and Acceptances, the amount set forth for such Lender at such time in the register maintained by the Agent pursuant to Section 10.11 as such Lender’s “Revolving Credit Commitment” as such amount may be reduced at or prior to such time pursuant to the terms hereof.

(d) The first sentence of Section 7.1 of the Credit Agreement is hereby amended to read, in its entirety, as follows:

ALFA shall not permit its consolidated total stockholders’ equity on any date to be less than $600,000,000 plus 25% of ALFA’s cumulative consolidated net income, if positive, earned after March 31, 2004 through the last day of the most recent fiscal quarter for which statements were delivered or required to have been delivered to the Agent pursuant to Section 5.3, taken as one accounting period.

(e) The first sentence of Section 7.2 of the Credit Agreement is hereby amended to read, in its entirety, as follows:

Financial shall not permit its consolidated total stockholders’ equity on any date to be less than $35,000,000 plus 25% of cumulative consolidated net income, if positive, earned after March 31, 2004 through the last day of the most recent fiscal quarter for which statements were delivered or required to have been delivered to the Agent pursuant to Section 5.3, taken as one accounting period.

(f) In Section 10.11(b) of the Credit Agreement, the phrase “(iii) the minimum commitment which shall be assigned is $5,000,000” is hereby replaced with the phrase “(iii) the minimum commitment which shall be assigned is $10,000,000”.

5. Credit Documents to Remain in Effect. Except as expressly amended herein, the Credit Agreement and the other Credit Documents shall remain in full force and effect in accordance with their respective terms.

6. No Novation, etc. Nothing contained in this Amendment shall be deemed to constitute a novation of the terms of the Credit Documents, nor release any party from liability for any of the Loans, nor affect any of the rights, powers or remedies of the Lenders under the Credit Documents, nor constitute a waiver of any provision thereof, except as specifically set forth in this Amendment.

7. Governing Law, Successors and Assigns, etc. This Amendment shall be governed by and construed in accordance with the laws of the State of Alabama and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8. Headings. The descriptive headings of the sections of this Amendment are for convenient reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

9. Entire Agreement. This Amendment constitutes the entire understanding to date of the parties hereto regarding the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements of the parties thereto with respect to the subject matter hereof.

10. Severability. If any provision of this Amendment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

11. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

12. Effect of this Amendment. This Amendment amends and supplements the Credit Agreement and shall be construed as if it is a part thereof for all purposes.

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IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have caused this Amendment to be executed and delivered by their duly authorized representatives on the dates set forth below, to be effective as of the Effective Date.

ALFA CORPORATION

By:	/s/ Jerry A. Newby
Title:	President

ALFA FINANCIAL CORPORATION

By:	/s/ Jerry A. Newby
Title:	President

ALFA LIFE INSURANCE CORPORATION

By:	/s/ Jerry A. Newby
Title:	President

ALFA INSURANCE CORP.

By:	/s/ Jerry A. Newby
Title:	President

ALFA GENERAL INSURANCE CORP.

By:	/s/ Jerry A. Newby
Title:	President

AMSOUTH BANK, as a Lender

By:	/s/ Illegible
Title:	Vice President

Revolving Credit Commitment: $51,500,000

Lending Office, Hand Delivery and Mailing Address:

1900 5th Avenue North
7th Floor, AmSouth Center
Birmingham, Alabama 35203
Attention:	John Law Robinson, III
Telephone:	(205) 264-4257
Facsimile:	(205) 581-7436

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mary K. Young
Title:	Vice President

Revolving Credit Commitment: $42,500,000

Lending Office, Hand Delivery and Mailing Address:

127 Public Square, 6th Floor
Cleveland, OH 44114
Attention:	Mary Young
Telephone:	(216) 689-4443
Facsimile:	(216) 689-4981

SOUTHTRUST BANK, as a Lender

By:	/s/ Lynn T. LaRussa
Title:	Senior Vice President

Revolving Credit Commitment: $42,500,000

Lending Office, Hand Delivery and Mailing Address:

420 North 20th Street
11th Floor, SouthTrust Tower
Birmingham, Alabama 35203
Attention:	Kelly Peace
Telephone:	(205) 254-4090
Facsimile:	(205) 254-6600

SUNTRUST BANK, as a Lender

By:	/s/ Kelly Gunter
Title:	Vice President

Revolving Credit Commitment: $30,000,000

Lending Office, Hand Delivery and Mailing Address:

303 Peachtree Street, N.E.
2nd Floor
Atlanta, Georgia 30308
Attention:	Nathan Bickford
Telephone:	(404) 658-4219
Facsimile:	(404) 588-8833

COMPASS BANK, as a Lender

By:	/s/ Cheryl Lange
Title:	Vice President

Revolving Credit Commitment: $30,000,000

Lending Office, Hand Delivery and Mailing Address:

3480 Eastern Boulevard
Montgomery, Alabama 36116
Attention:	Rob Hertenstein
Telephone:	(334) 409-7357
Facsimile:	(334) 409-7312

REGIONS BANK, as a Lender

By:	/s/ Richard Crook
Title:	Vice President

Revolving Credit Commitment: $30,000,000

Lending Office, Hand Delivery and Mailing Address:

P. O. Box 511
Montgomery, AL 36101
Attention:	Wade Seamon
Telephone:	(334) 832-8414
Facsimile:	(334) 832-8560

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Gregory L. Dryden
Title:	Vice President

Revolving Credit Commitment: $21,000,000

Lending Office, Hand Delivery and Mailing Address:

One U.S. Bank Plaza, 12th Floor
St. Louis, Missouri 63101
Attention:	Gregory L. Dryden
Telephone:	(314) 418-3983
Facsimile:	(314) 418-3859

COLONIAL BANK, as a Lender

By:	/s/ Illegible
Title:	Vice President

Revolving Credit Commitment: $17,500,000

Lending Office, Hand Delivery and Mailing Address:

671 South Perry Street
Montgomery, Alabama 36104
Attention:	Webb Davis
Telephone:	(334) 833-3845
Facsimile:	(334) 833-3814

WHITNEY NATIONAL BANK, as a Lender

By:	/s/ Illegible
Title:	Senior Vice President

Revolving Credit Commitment: $17,500,000

Lending Office, Hand Delivery and Mailing Address:

1695 Perry Hill Road
Montgomery, Alabama 36106
Attention:	Mark Hope
Telephone:	(334) 260-4009
Facsimile:	(334) 279-5794

COMERICA BANK, as a Lender

By:	/s/ Janet L. Wheeler
Title:	Corporate Banking Officer

Revolving Credit Commitment: $17,500,000

Lending Office, Hand Delivery and Mailing Address:

4100 Spring Valley Rd, Ste 400
Dallas, Texas 75244
Attention:	Janet L. Wheeler
Telephone:	(972) 361-2652
Facsimile:	(972) 361-2550

AMSOUTH BANK, as Agent

By:	/s/ Illegible
Title:	Senior Vice President

EXHIBIT A

(Revised Cover Page)

[see attached]